CUSIP NO. 06850R108                 Schedule 13G                   Page 20 of 24


                                                                       EXHIBIT 1


               JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)(1)

                  The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate.

Dated as of February 14, 2006


                                PERSEUS-SOROS BIOPHARMACEUTICAL FUND, LP


                                By:     Perseus-Soros Partners, LLC
                                        General Partner


                                By:     SFM Participation, L.P.
                                        Managing Member


                                By:     SFM AH LLC
                                        General Partner


                                By:     Soros Fund Management LLC
                                        Managing Member


                                By:     /s/ Jodye Anzalotta
                                        ---------------------------------------
                                        Name: Jodye Anzalotta
                                        Title:  Assistant General Counsel

CUSIP NO. 06850R108                 Schedule 13G                   Page 21 of 24


                                PERSEUS-SOROS PARTNERS, LLC


                                By:     SFM Participation, L.P.
                                        Managing Member


                                By:     SFM AH LLC
                                        General Partner


                                By:     Soros Fund Management LLC
                                        Managing Member


                                By:     /s/ Jodye Anzalotta
                                        ---------------------------------------
                                        Name:   Jodye Anzalotta
                                        Title:  Assistant General Counsel


                                PERSEUS BIOTECH FUND PARTNERS, LLC


                                By:     Perseuspur, LLC
                                        Managing Member


                                By:     /s/ Rodd Macklin
                                        ---------------------------------------
                                        Name:  Rodd Macklin
                                        Title: Secretary and Treasurer


                                SFM PARTICIPATION, L.P.


                                By:     SFM AH LLC
                                        General Partner


                                By:     Soros Fund Management LLC
                                        Managing Member


                                By:     /s/ Jodye Anzalotta
                                        ---------------------------------------
                                        Name:   Jodye Anzalotta
                                        Title:  Assistant General Counsel

CUSIP NO. 06850R108                 Schedule 13G                   Page 22 of 24


                                SFM AH LLC


                                By:     Soros Fund Management LLC
                                        Managing Member


                                By:     /s/ Jodye Anzalotta
                                        ---------------------------------------
                                        Name:   Jodye Anzalotta
                                        Title:  Assistant General Counsel


                                 PERSEUSPUR, LLC


                                By:     /s/ Rodd Macklin
                                        ---------------------------------------
                                        Name:  Rodd Macklin
                                        Title: Secretary and Treasurer


                               MR. FRANK H. PEARL


                                By:     /s/ Rodd Macklin
                                        ---------------------------------------
                                        Name:  Rodd Macklin
                                        Title: Attorney-in-Fact (1)


                                MR. GEORGE SOROS


                                By:     /s/ Jodye Anzalotta
                                        ---------------------------------------
                                        Name:  Jodye Anzalotta
                                        Title: Attorney-in-Fact (2)


                                SOROS FUND MANAGEMENT LLC


                                By:     /s/ Jodye Anzalotta
                                        ---------------------------------------
                                        Name:   Jodye Anzalotta
                                        Title:  Assistant General Counsel


(1) A Power of Attorney, dated April 9, 2003, appointing Rodd Macklin to act on behalf of Frank Pearl has been filed with the Securities and Exchange Commission.

(2) A Power of Attorney, dated June 16, 2005, appointing each of Armando T. Belly, Jodye Anzalotta, Maryann Canfield, Jay Schoenfarber and Robert Soros to act on behalf of George Soros has been filed with the Securities and Exchange Commission.